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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                        Date of Report: January 22, 2004


                               F.N.B. CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                     0-8144                     25-1255406
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(State of Incorporation)           (Commission                (IRS Employer
                                   File Number)             Identification No.)





       One F.N.B. Boulevard, Hermitage, Pennsylvania           16148
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         (Address of principal executive offices)            (Zip code)



                                 (724) 981-6000
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              (Registrant's telephone number, including area code)



        Former address: 2150 Goodlette Road North, Naples, Florida, 34102
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         EXHIBIT NO.            DESCRIPTION OF EXHIBIT
         -----------            ----------------------

         99.1 Press release dated January 22, 2004 with respect to F.N.B. Corporation's financial results for the quarter ended December 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 22, 2004, the Registrant announced financial results for the quarter ended December 31, 2003. A copy of the press release announcing the Registrant's results for the quarter ended December 31, 2003, is attached hereto as
         Exhibit 99.1 and incorporated by reference herein.



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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            F.N.B. CORPORATION
                                            (Registrant)



                                            By: /s/ Brian F. Lilly
                                                -----------------------------
                                            Name:  Brian F. Lilly
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)



Dated: January 22, 2004